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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
       Date of Report (Date of earliest event reported): December 4, 2000

                              BANCWEST CORPORATION

             (Exact name of registrant as specified in its charter)

           Delaware                       0-7949                 99-0156159
(State or Other Jurisdiction of    (Commission File Number)    (IRS Employer
         Incorporation)                                      Identification No.)

  999 Bishop Street, Honolulu, Hawaii                               96813
(Address of principal executive offices)                          (Zip Code)

                                 (808) 525-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5.    Other Events.

         On December 4, 2000, BancWest Corporation ("BancWest"), a Delaware corporation ("BancWest"), entered into an Underwriting Agreement relating to the sale of $150,000,000 aggregated liquidation amount of 9.50% Quarterly Income Preferred Securities of BancWest Capital I under a registration statement on Form S-3 (No. 333-48552) (the "Registration Statement"). This Current Report on Form 8-K is being filed for the purpose of filing certain exhibits to the Registration Statement.

Item 7.    Exhibits.

    Exhibit No.                       Exhibit.

         1          Underwriting Agreement.

         8 Opinion of Simpson Thacher & Bartlett regarding certain tax matters.

         23(d) Consent of Simpson Thacher & Bartlett (included in Exhibit 8 hereto).
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BANCWEST CORPORATION



                                           By:     /s/ Howard H. Karr
                                               --------------------------------
                                           Name:   Howard H. Karr
                                           Title:  Executive Vice President and
                                                   Chief Financial Officer


Date: December 6, 2000
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                                  EXHIBIT INDEX


   Exhibit No.                     Exhibit

         1          Underwriting Agreement.

         8 Opinion of Simpson Thacher & Bartlett regarding certain tax matters.

         23(d) Consent of Simpson Thacher & Bartlett (included in Exhibit 8 hereto).